SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                March 23, 2001
                     ----------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                           001-8368                           51-0228924
(State of                   (Commission File No.)                  (IRS Employer
Incorporation)                                               Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On March 23, 2001, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1, incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------    -------------------------------------
99.1             Press Release issued March 23, 2001 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAFETY-KLEEN CORP.



Date:  March 23, 2001         By:   /s/ Henry H. Taylor
                                      -------------------
                                      Henry H. Taylor
                                      Senior Vice President, General Counsel and
                                      Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1             Press Release issued March 23, 2001 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE               Media Contact: John Kyte or Wade Gates
March 23, 2001                                                803-933-4224

                    SAFETY-KLEEN ANNOUNCES TWO NEW ADDITIONS
                              TO BOARD OF DIRECTORS

COLUMBIA, SC - March 23, 2001 - Safety-Kleen Corp. today announced the appointment of Peter E. Lengyel and David W. Wallace to its Board of Directors. Both additions fill vacant positions on the Board.

"The addition of Peter and David to the Board is a sign of our continued efforts to revitalize and reinvigorate Safety-Kleen," said CEO David E. Thomas, Jr. "Their experiences in the business and finance communities will allow them to make valuable contributions in reorganizing the Company and moving us forward."

Mr. Lengyel has more than thirty years of experience in management and asset-based financing. He was personally involved in the restructuring of Penn Central Railroad, and prior to that held executive positions with Bankers Trust Company and the Chase Manhattan Bank. Most recently Mr. Lengyel was active in venture capital investing, serving on the board of advisors of a technology firm in New York City. Mr. Lengyel holds an MBA from Amos Tuck School of Business at Dartmouth College and a degree in Industrial Engineering from NYU.

Mr. Wallace is the former Chairman and CEO of Lone Star Industries and was Chairman of the Putnam Trust Company. His career also includes being the Chairman of National Securities and Research Corporation, CEO of United Brands and Chairman, President and CEO of Bangor Punta Corporation.

Mr. Wallace is currently a Director of Emigrant Savings Bank. He is also the President and a Trustee of the Robert R. Young Foundation and is a member of the Board of Governors of The New York Hospital as well as a member of the Board of Greenwich Hospital. Mr. Wallace has an Engineering degree from Yale University and a law degree from Harvard University.

Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers. The Company filed for protection under Chapter 11 of the U.S. Bankruptcy Code in June 2000.

Private Securities Litigation Reform Act
Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

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